                                                                Exhibit (j)(l)


                               CONSENT OF COUNSEL


     We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 31 to the Registration Statement of the American Performance Funds on Form N-1A under the Securities Act of 1933, as amended.



                                                  /s/ Ropes & Gray LLP
                                                  --------------------

                                           Ropes & Gray LLP

Washington, D.C.
December 19, 2003